Exhibit 99.2

Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended
March 31, 2005

2901 Butterfield Road
Oak Brook, Illinois 60523
Telephone:  (630) 218-8000
Facsimile:  (630) 218-7357
www.inlandrealestate.com

Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended March 31, 2005

TABLE OF CONTENTS

Earnings Press Release

Financial Highlights

Funds From Operations and Other Information

EBITDA Calculation and Interest Coverage Ratios

Debt Schedule

Top Ten Tenants

Lease Expiration Analysis

Leasing Activity

Same Store Net Operating Income Analysis

Acquisitions, Dispositions and Properties Held for Sale

Unconsolidated Joint Ventures

Property List

This supplemental financial information may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements.  For a more complete discussion of these risks and uncertainties, please see the Company’s filings on Form 10-K and 10-Q with the Securities and Exchange Commission.  The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Trista Hertz, Director of Investor Relations	Rick Fox, Media Relations Coordinator
(630) 218-7364	(630) 218-8000 x4896
hertz@inlandrealestate.com	rfox@inlandgroup.com

INLAND REAL ESTATE CORPORATION

ANNOUNCES 16.1% INCREASE IN FFO PER SHARE

FOR FIRST QUARTER 2005

OAK BROOK, Ill. (May 4, 2005) – Inland Real Estate Corporation (NYSE: IRC), a real estate investment trust, today announced its financial results for the first quarter ended March 31, 2005.

Highlights

•      For the three months ended March 31, 2005, net income was $14.1 million, an increase of 18.5% compared to the three months ended March 31, 2004. For the three months ended March 31, 2005, net income per common share (basic and diluted) was $0.21, an increase of 16.7% compared to the three months ended March 31, 2004.

•      For the three months ended March 31, 2005, funds from operations (“FFO”) was $24.0 million, an increase of 18.2% compared to the three months ended March 31, 2004. For the three months ended March 31, 2005, FFO per common share (basic and diluted) was $0.36, an increase of 16.1% compared to the three months ended March 31, 2004.

•      As of March 31, 2005, the Company’s portfolio was 95.2% leased, compared to 94.7% leased as of March 31, 2004.

•      During the first quarter 2005, 50 new and renewal leases were executed for the rental of 149,000 square feet in the aggregate.

Financial Results

The Company reported that FFO, a widely accepted measure of performance for real estate investment trusts (“REITs”), for the three-months ended March 31, 2005 was $24.0 million, an increase of 18.2% compared to $20.3 million for the three-months ended March 31, 2004.  On a per share basis, FFO was $0.36 (basic and diluted) for the three-months ended March 31, 2005, an increase of 16.1% compared to $0.31 basic and diluted for the three months ended March 31, 2004.

The Company also reported that net income was $14.1 million for the three-months ended March 31, 2005, an increase of 18.5% compared to net income of $11.9 million (including gain on sales of properties of $873,000) for the three-months ended March 31, 2004.  On a per share basis, net income was $0.21 per share (basic and diluted) for the three-months ended March 31, 2005, an increase of 16.7% compared to $0.18 per share (basic and diluted) for the three-months ended March 31, 2004.  The increase in net income and FFO for the three-months ended March 31, 2005 is primarily due to lease termination income of $6.1 million received during the quarter, partially offset by reduced earnings from properties contributed to the previously formed joint venture with the New York State Teachers’ Retirement System (NYSTRS).   A reconciliation of FFO to net income and FFO per share to net income per share is provided at the end of this press release.

“We are pleased with the continued stable performance of our core asset group of centers, particularly in our occupancy figures,” said Robert D. Parks, the Company’s President and Chief Executive Officer. “We acquired three high quality new properties this quarter, and anticipate continued strong acquisition activity throughout the rest of the year.”

Portfolio Performance

Total revenues decreased 5.3% to $45.1 million for the three-months ended March 31, 2005 from $47.6 million for the three-months ended March 31, 2004.  Total revenues decreased primarily due to the contribution of properties to the NYSTRS joint venture late last year, which is partially offset by the new acquisitions in the first quarter. The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three- month period during each year. A total of 120 of the Company’s investment properties satisfied this criterion during these periods and are referred to as “same store” properties. Same-store net operating income decreased 4.0% (GAAP basis) to $27.8 million for the three-months ended March 31, 2005 compared to $28.9 million for the three-months ended March 31, 2004.  This decrease is primarily the result of adjustments to the GAAP-mandated straight-lining of rent treatment for in-place leases that caused GAAP rents to be greater than cash rents in the first quarter 2004 as compared to first quarter 2005. As of March 31, 2005, occupancy for the Company’s same-store portfolio was 94.4% compared to occupancy of 93.6% as of March 31, 2004.

EBITDA increased 11.5% to $35.0 million for the three-months ended March 31, 2005, compared to $31.4 million for the three-months ended March 31, 2004, primarily due to the previously discussed lease termination income.

EBITDA is defined as earnings (or losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation; and (4) amortization. A table reconciling EBITDA to income from operations is provided at the end of this press release.  The Company uses EBITDA as a supplemental measure of its financial performance because it excludes expenses the Company believes may not be indicative of its operating performance.  By excluding interest expense, EBITDA measures the Company’s financial performance regardless of how it finances its operations and capital structure.  By excluding depreciation and amortization expense, the Company believes it can more accurately assess the performance of its portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain the Company’s properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net income and may be calculated differently by other REITs.

Balance Sheet, Market Value and Liquidity

EBITDA coverage of interest expense was 3.3 times for the three-months ended March 31, 2005. The Company has provided EBITDA and the related non-GAAP coverage ratios as supplemental disclosure because the Company believes such disclosure provides useful information regarding the Company’s ability to service and incur debt.

At March 31, 2005, the Company had an equity market capitalization of $1.0 billion and $0.8 billion of total debt outstanding for a total market capitalization of $1.8 billion and a debt-to-total market capitalization percentage of 43.5%.  The interest rate on approximately 79% of this debt was fixed at a weighted average interest rate of 5.66%.  At March 31, 2005, the Company had approximately $50 million available for future borrowings under its unsecured line of credit, which the Company uses for acquisitions, capital improvements, tenant improvements, leasing costs and working capital.

Leasing

The Company believes that leasing activity remains strong throughout its portfolio.  For the three months ended March 31, 2005, the Company executed 19 new and 31 renewal leases, aggregating approximately 149,000 square feet.  The 19 new leases represent approximately 58,000 square feet with an average rental rate of $17.83 per square foot, an 11% increase over the average expiring rate.  The 31 renewal leases represent approximately 91,000 square feet with an average rental rate of $15.13 per square foot, a 13% increase over the average expiring rate. As of March 31, 2005, the Company’s portfolio was 95.2% leased compared to 94.7% leased as of March 31, 2004 and 96.5% leased as of December 31, 2004.

Acquisitions

In the first quarter 2005, the Company acquired three retail centers. Greentree Centre is a 159,268 square foot retail center located in Caledonia, Wisconsin, a suburb of Racine. The Company acquired this center for approximately $11.8 million. Greentree Centre is anchored by Pick ‘N’ Save grocery and Kmart.

Mapleview Shopping Center, a 103,714 square foot multi-tenant retail center located in Grayslake, Illinois, and Showplace Theatre Center, a 94,860 square-foot multi-tenant retail center located in Crystal Lake, Illinois, were acquired for an aggregate of approximately $40.8 million for both properties. Mapleview Shopping Center is anchored by a Jewel/Osco grocery store and Blockbuster Video; Showplace Theatre Center is anchored by Regal Showplace 16 movie theater.

Joint Ventures

No additional properties were contributed to the NYSTRS joint venture during the first quarter.  In addition, no properties were acquired by the venture.

Dividends

In February, March and April 2005, the Company paid monthly cash dividends of $0.0783 per common share.

Guidance

The Company expects that its FFO per common share (basic and diluted) for fiscal year 2005 will be between $1.32 and $1.38.

Conference Call

The Company will host a management conference call to discuss its financial results at 2:30 p.m. CDT (3:30 p.m. EDT) on Thursday, May 5, 2005. The conference call can be accessed by dialing 800-599-9816, or 617-847-8705 for international callers. The conference call passcode is 20055907. The Company suggests that participants dial in at least ten minutes prior to the scheduled start of the call. The conference call will also be available via live webcast on the Company’s website at http://www.inlandrealestate.com. Hosting the conference call for the Company will be Robert D. Parks, President and Chief Executive Officer; Mark E. Zalatoris, Chief Operating Officer; and Brett A. Brown, Chief Financial Officer.

The conference call will be recorded and available for replay beginning at 4:30 p.m. CDT (5:30 p.m. EDT) on May 5, 2005, and will be available until midnight on Thursday, May 12, 2005.  Interested parties can access the replay of the conference call by dialing 888-286-8010, or 617-801-6888 for international callers. The replay passcode is 69849596.

About Inland Real Estate Corporation

Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust that currently owns 145 neighborhood, community and single-tenant retail centers, totaling approximately 13.5 million square feet, located primarily in the midwestern United States.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three-months ended March 31, 2005 is available on its website at http://www.inlandrealestate.com.

This press release contains forward-looking statements.  Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.”  The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.  Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

March 31, 2005 and December 31, 2004

(In thousands except per share data)

Assets

	March 31, 2005	December 31, 2004
	(unaudited)
Investment properties:
Land	$331,075	318,361
Construction in progress	1,336	1,326
Building and improvements	906,705	862,647

	1,239,116	1,182,334
Less accumulated depreciation	167,116	156,854

Net investment properties	1,072,000	1,025,480

Cash and cash equivalents	41,133	35,508
Investment in securities (net of an unrealized loss of $126 at March 31, 2005 and an unrealized gain of $114 at December 31, 2004)	7,233	5,978
Assets held for sale (net of accumulated depreciation of $4,624 and $6,402 at March 31, 2005 and December 31, 2004, respectively)	20,934	28,400
Restricted cash	5,032	4,226
Accounts and rents receivable (net of provision for doubtful accounts of $2,581 and $2,710 at March 31, 2005 and December 31, 2004, respectively)	33,666	29,646
Investment in and advances to joint venture	39,724	42,789
Deposits and other assets	4,103	4,433
Acquired above market lease intangibles (net of accumulated amortization of $1,874 and $1,648 at March 31, 2005 and December 31, 2004, respectively)	5,781	5,966
Acquired in-place lease intangibles (net of accumulated amortization of $2,791 and $2,218 at March 31, 2005 and December 31, 2004, respectively)	25,568	18,404
Leasing fees (net of accumulated amortization of $1,326 and $1,189 at March 31, 2005 and December 31, 2004, respectively)	2,524	2,467
Loan fees (net of accumulated amortization of $5,084 and $4,780 at March 31, 2005 and December 31, 2004, respectively)	4,438	3,795

Total assets	$1,262,136	1,207,092

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

March 31, 2005 and December 31, 2004

(In thousands except per share data)

Liabilities and Stockholders’ Equity

	March 31, 2005	December 31, 2004
	(unaudited)
Liabilities:
Accounts payable and accrued expenses	$3,306	4,341
Acquired below market lease intangibles (net of accumulated amortization of $3,180 and $2,733 at March 31, 2005 and December 31, 2004, respectively)	9,500	7,456
Accrued interest	2,449	2,282
Accrued real estate taxes	24,521	22,520
Dividends payable	5,261	5,537
Security and other deposits	2,377	2,318
Mortgages payable	634,001	596,125
Line of credit	100,000	85,000
Prepaid rents and unearned income	3,764	4,073
Liabilities associated with assets held for sale, including mortgages payable	4,173	4,035
Other liabilities	806	971

Total liabilities	790,158	734,658

Minority interest	19,731	19,942

Stockholders’ Equity:
Preferred stock, $0.01 par value, 6,000 Shares authorized; none issued and outstanding at March 31, 2005 and December 31, 2004	—	—
Common stock, $0.01 par value, 100,000 Shares authorized; 67,184 and 67,025 Shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively	672	670
Additional paid-in capital (net of offering costs of $58,816)	645,877	644,278
Deferred stock compensation	(538)	(580)
Accumulated distributions in excess of net income	(193,638)	(191,990)
Accumulated other comprehensive income	(126)	114

Total stockholders’ equity	452,247	452,492

Commitments and contingencies	—	—

Total liabilities and stockholders’ equity	$1,262,136	1,207,092

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three months ended March 31, 2005 and 2004 (unaudited)

(In thousands except per share data)

	Three months ended March 31, 2005	Three months ended March 31, 2004
Revenues:
Rental income	$31,603	33,149
Tenant recoveries	13,302	14,344
Lease termination income	54	—
Other property income	169	155

Total revenues	45,128	47,648

Expenses:
Property operating expenses	7,930	6,917
Real estate tax expense	7,818	8,125
Bad debt expense	326	1,053
Depreciation and amortization	9,439	9,301
Stock exchange listing expenses	62	—
General and administrative expenses	2,011	1,713

Total expenses	27,586	27,109

Operating income	17,542	20,539

Other income	660	673
Interest expense	(10,183)	(10,588)
Minority interest	(254)	(216)
Equity in earnings of unconsolidated joint ventures	991	—

Income from continuing operations	8,756	10,408

Discontinued operations:
Income from discontinued operations (including lease termination fee of $6,100 for the three moths ended March 31, 2005 and gain on sale of investment property of $873 for the three months ended March 31, 2004)	5,349	1,477

Net income available to common stockholders	14,105	11,885

Other comprehensive income:
Unrealized gain (loss) on investment securities	(240)	37

Comprehensive income	$13,865	11,992

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three months ended March 31, 2004 and 2003 (unaudited)

(In thousands except per share data)

	Three months ended March 31, 2005	Three months ended March 31, 2004
Basic and diluted earnings available to common shares per weighted average common share:

Income from continuing operations	$0.13	0.16
Discontinued operations	0.08	0.02

Net income available to common stockholders per weighted average common share – basic and diluted	$0.21	0.18

Weighted average number of common shares outstanding – basic	67,065	65,850

Weighted average number of common shares outstanding – diluted	67,114	65,853

Non-GAAP Financial Measures

We consider “Funds From Operations” (“FFO”) a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT’s operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT’s ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as us.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO in conjunction with our acquisition policy to determine investment capitalization strategy and we also use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives received based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income available to common stockholders for these periods:

	Three months ended March 31, 2005	Three months ended March 31, 2004

Net income available to common stockholders	$14,105	11,885
Gain on sale of investment properties	—	(873)
Equity in depreciation of unconsolidated ventures	705	—
Amortization on in place lease intangibles	598	319
Amortization on leasing commissions	155	175
Depreciation, net of minority interest	8,449	8,768

Funds From Operations	$24,012	20,274

Net income available to common stockholders per weighted average common share, basic and diluted	$0.21	0.18

Funds From Operations per weighted average common share, basic and diluted	$0.36	0.31

Weighted average number of common shares outstanding, basic	67,065	65,850

Weighted average number of common shares outstanding, diluted	67,114	65,853

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended March 31, 2005	Three months ended March 31, 2004
Income From Continuing Operations	$8,756	10,408
Income From Discontinued Operations	5,349	604
Interest Expense	10,183	10,588
Interest Expense Associated with Discontinued Operations	38	271
Interest Expense Associated with Unconsolidated Ventures	495	—
Depreciation and Amortization	9,439	9,301
Depreciation and Amortization Associated with Discontinued Operations	4	201
Depreciation and Amortization Associated with Unconsolidated Ventures	707	—

EBITDA	$34,971	31,373

Total Interest Expense	$10,716	10,859

EBITDA: Interest Expense Coverage Ratio	3.3	2.9

Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended March 31, 2005

(In thousands except per share and square footage data)

Financial Highlights (1)	Three months ended March 31, 2005	Three months ended March 31, 2004
Total Revenue	$45,128	47,648
Net Income	$14,105	11,885
Gain on sale of investment properties	—	(873)
Equity in depreciation of unconsolidated ventures	705	—
Amortization on in-place leases	598	319
Amortization on leasing commissions	155	175
Depreciation, net of minority interest	8,449	8,768
Funds From Operations	$24,012	20,274
Net Income Per Common Share, Diluted	$0.21	0.18
Funds From Operations Per Commons Share, Diluted	$0.36	0.31
Distributions Declared	$15,752	15,391
Distributions Per Common Share	$0.23	0.23
Distributions / Funds From Operations Payout Ratio	65.6%	75.9%
Weighted Average Commons Shares Outstanding, Diluted	67,114	65,853

	As of March 31, 2005	As of March 31, 2004
Total Assets	$1,262,136	1,280,981

General and Administrative Expenses	Three months ended March 31, 2005	Three months ended March 31, 2004
General and Administrative Expenses (G&A)	$2,011	1,713
G&A Expenses as a Percentage of Total Revenue	4.5%	3.6%
Annualized G&A Expenses as a Percentage of Total Assets	0.64%	0.53%

Net Operating Income	Three months ended March 31, 2005	Three months ended March 31, 2004
Net Operating Income (NOI) (GAAP basis)	$29,157	32,451
Same Store Net Operating Income (GAAP basis)	$27,761	28,919
Same Store NOI Percentage Decrease Over Prior Year Period	(4.0)%

Occupancy	As of March 31, 2005	As of March 31, 2004

Leased Occupancy	95.2%	94.7%
Financial Occupancy	94.3%	95.3%
Same Store Financial Occupancy	94.4%	93.6%

Capitalization	As of March 31, 2005	As of December 31, 2003
Total Shares Outstanding	67,184	67,025
Closing Price Per Share	$15.03	15.95
Equity Market Capitalization	$1,009,779	1,069,050
Total Debt (2)	776,816	719,309
Total Market Capitalization	$1,786,596	1,788,360

Debt to Total Market Capitalization	43.5%	40.2%

(1)          See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)          Includes pro-rata share of joint venture debt.

Funds From Operations and Other Information

We consider “Funds From Operations” (“FFO”) a widely accepted and appropriate measure of performance for a REIT that provides a supplemental measure of a REIT’s operating performance because along with cash flows from operating, investing and financing activities it provides a measure of a REIT’s ability to incur and service debt and make capital expenditures and acquisitions.  Due to certain unique operating characteristics of real estate companies, the National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as us.  As defined by NAREIT, FFO means net income computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus depreciation and amortization and after adjustments for unconsolidated partnership and joint ventures in which the REIT holds an interest.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  FFO is used in certain employment agreements to determine incentives received based on our performance.  We also use FFO to compare our performance to that of other REIT’s in our peer group.  Additionally, we use FFO in conjunction with our acquisition policy to determine investment capitalization strategy.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net income for these periods:

	Three months ended March 31, 2005	Three months ended March 31, 2004
Net income	$14,105	11,885
Gain on sale of investment properties	—	(873)
Equity in depreciation of unconsolidated ventures	705	—
Amortization on in-place lease intangibles	598	319
Amortization on leasing commissions	155	175
Depreciation, net of minority interest	8,449	8,768

Funds From Operations	$24,012	20,274

Net Income Per Common Share, Diluted	$0.21	0.18

Funds From Operations, Per Common Share, Diluted	$0.36	0.31

Weighted Average Common Shares Outstanding, Diluted	67,114	65,853

Additional Information
Straight-line rents	$(740)	667
Amortization of above and below market rents	190	151
Amortization of deferred financing fees	503	515
Stock based compensation expense	42	12

Capital Expendiures
Maintenance / non-revenue generating cap ex Building / Site improvements	$577	9
Non-maintenance / revenue generating cap ex Tenant improvements	1,284	2,592
Leasing commissions	265	190

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

EBITDA is defined as earnings (losses) from continuing operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

	Three months ended March 31, 2005	Three months ended March 31, 2004
Income From Operations	$8,756	10,408
Income From Discontinued Operations	5,349	604
Interest Expense	10,183	10,588
Interest Expense Associated with Discontinued Operations	38	271
Interest Expense Associated with Unconsolidated Ventures	495	—
Depreciation and Amortization	9,439	9301
Depreciation and Amortization Associated with Discontinued Operations	4	201
Depreciation and Amortization Associated with Unconsolidated Ventures	707	—

EBITDA	$34,971	31,373

Total Interest Expense	$10,716	10,859

EBITDA: Interest Expense Coverage Ratio	3.3	2.9

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2005

(In thousands except per share and square footage data)

Debt Schedule

The Company’s mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2005:

Mortgagee	Interest Rate at March 31, 2005	Maturity Date	Balance at March 31, 2005	Percent of Total Debt
Allstate (a)	6.82%	08/2005	$10,600	1.44%
Allstate (a)	7.40%	09/2005	35,787	4.85%
Allstate	7.38%	02/2006	15,940	2.16%
Allstate	5.87%	09/2009	6,000	0.81%
Allstate	4.65%	01/2010	22,500	3.05%
Allstate (b)	9.25%	12/2009	3,898	0.53%
Allstate	4.70%	10/2010	12,380	1.68%
Archon Financial	4.35%	12/2007	6,589	0.89%
Archon Financial	4.88%	01/2011	30,720	4.17%
Bear, Stearns Funding, Inc.	6.03%	07/2007	13,600	1.84%
Bear, Stearns Funding, Inc.	6.60%	03/2009	8,000	1.08%
Bear, Stearns Funding, Inc.	5.01%	04/2010	15,300	2.07%
Bear, Stearns Funding, Inc.	5.14%	04/2010	11,125	1.51%
Bear, Stearns Funding, Inc.	5.17%	04/2010	23,690	3.21%
Bear, Stearns Funding, Inc.	4.11%	06/2010	3,290.45%
Bear, Stearns Funding, Inc.	4.11%	07/2011	35,440	4.81%
Berkshire Mortgage (b)	7.79%	10/2007	13,624	1.85%
Column Financial, Inc (c)	7.00%	11/2008	25,000	3.39%
John Hancock Life Insurance (b)	7.65%	01/2018	12,241	1.66%
Key Bank	5.00%	10/2010	7,500	1.02%
LaSalle Bank N.A.	3.59%	03/2010	2,400	0.33%
LaSalle Bank N.A.(a)	6.81%	12/2005	7,833	1.06%
LaSalle Bank N.A.	3.78%	10/2006	10,654	1.44%
LaSalle Bank N.A	6.00%	10/2006	9,450	1.28%
LaSalle Bank N.A.	4.86%	12/2006	18,216	2.47%
LaSalle Bank N.A.	6.00%	12/2009	4,100.56%
LaSalle Bank N.A.	4.88%	11/2011	29,650	4.02%
Lehman Brothers Holding, Inc. (g)	6.36%	10/2008	54,600	7.40%
Metlife Insurance Company	4.71%	12/2010	20,100	2.73%
Midland Loan Serv. (b)	7.86%	01/2008	4,787	0.65%
Nomura Credit & Capital, Inc.	5.02%	08/2011	8,800	1.19%
Principal Life Insurance	5.96%	12/2008	11,000	1.49%
Principal Life Insurance	5.25%	10/2009	7,400	1.00%
Principal Life Insurance	3.99%	06/2010	32,930	4.47%
Principal Life Insurance	8.27%	09/2010	5,850	0.79%
Principal Life Insurance	5.57%	10/2012	10,200	1.38%
Wachovia Securities (b)	5.58%	04/2013	14,204	1.93%
Wachovia Securities (b)	5.66%	04/2013	2,777.38%
Wachovia Securities (b)	5.93%	04/2013	8,004	1.09%
Woodmen of the World	6.75%	06/2008	4,625	0.63%

Total/Weighted Average Fixed Rate	5.66%		$580,804	78.76%

Mortgagee	Interest Rate at March 31, 2005	Maturity Date	Balance at March 31, 2005	Percent of Total Debt
LaSalle Bank N.A. (a) (d)	4.09%	04/2005	2,468	0.33%
LaSalle Bank N.A. (a) (d)	4.09%	06/2005	5,599	0.76%
LaSalle Bank N.A. (a) (d)	3.99%	11/2005	3,650	0.49%
LaSalle Bank N.A. (d)	4.49%	12/2006	23,825	3.23%
LaSalle Bank N.A. (d) (e)	4.49%	12/2007	14,898	2.02%
LaSalle Bank N.A. (d) (f)	2.65%	12/2014	6,200	0.84%

Total/Weighted Average Variable Rate Secured	4.20%		56,639	7.68%

KeyBank	5.35%	05/2006	100,000	13.56%

Total/Weighted Average Variable Rate	4.93%		156,639	21.24%

Total/Weighted Average Debt	5.50%		$737,443	100.00%

(a)                          Approximately $66,000 of the Company’s mortgages payable mature during 2005.  The Company intends to replace these loans with new debt for terms of five years or longer at the market interest rate at the time the existing debt matures.

(b)                         These loans require payments of principal and interest monthly; all other loans listed are interest only.

(c)                          Approximately $570 of this loan is secured by Walgreens, located in Woodstock, Illinois.  At March 31, 2005 and December 31, 2004, the Company has classified this property as held for sale.  On April 1, 2005, the Company substituted an alternate property, Walgreens, located in Jennings, Missouri, as collateral for this loan.  This amount has not been included in liabilities associated with assets held for sale.

(d)                         Payments on these mortgages are calculated using a floating rate of interest based on LIBOR.

(e)                          In conjunction with the sale of Crestwood Plaza, Calumet Square and Sequoia Plaza, the Company has classified $3,442, as of this amount as liabilities of assets held for sale on the accompanying Consolidated Balance Sheet as of March 31, 2005.

(f)                            As part of the purchase of the property securing this loan, the Company assumed the existing mortgage-backed Economic Development Revenue Bonds, Series 1994 issued by the Village of Skokie, Illinois.  The interest rate on these bonds floats and is reset weekly by a re-marketing agent.  The rate at March 31, 2005 was 2.65%.  The bonds are further secured by an Irrevocable Letter of Credit, issued by LaSalle Bank at a fee of 1.25% of the principal amount outstanding, paid annually.  In addition, the Company is required to pay a re-marketing fee of .125% per annum of the principal amount outstanding, paid quarterly and a trustee fee of $500 also paid quarterly.

(g)                         Approximately $1,334 of this loan is secured by Wauconda Shopping Center, located in Wauconda, Illinois.  At March 31, 2005, the Company has classified this property as held for sale.  Upon sale of this property, the Company will substitute an alternate property as collateral for this loan.  This amount has not been included in liabilities associated with assets held for sale.

Top Ten Tenants (1)

Tenant Name	Number of Stores	GLA Square Feet	Percentage of Total Square Footage	Annual Base Rent	Percentage of Annual Base Rent
Cub Foods	10	627,772	4.57%	$6,530	4.63%
Dominick’s	9	598,984	4.36%	6,886	4.89%
Jewel Foods Stores	9	572,950	4.17%	5,727	4.06%
K-Mart	4	372,922	2.72%	1,434	1.02%
Roundy’s	6	312,500	2.28%	3,004	2.13%
TJ Maxx	7	235,311	1.71%	1,731	1.23%
Petsmart	9	220,172	1.60%	2,753	1.95%
Marshall’s	9	213,322	1.55%	2,057	1.46%
Carmax	2	187,851	1.37%	4,021	2.85%
Best Buy	4	183,757	1.34%	2,355	1.67%

Total		3,525,541	25.67%	$36,498	25.89%

(1)          Includes tenants in properties of unconsolidated joint ventures.

Lease Expiration Analysis

						Annualized Base Rent in Place at March 31, 2005
	Lease Expiration Year		Number of Leases Expiring	GLA Under Expiring Leases (Sq.Ft.)	Percent of Toal Leased GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent ($)	Annualized Base Rent ($/Sq.Ft.) (4)
ALL ANCHOR LEASES (2)

1	2005		5	113,931	0.98%	$1,162	0.81%	$10.20
2	2006		20	486,894	4.17%	3,770	2.64%	7.74
3	2007		18	391,298	3.35%	2,921	2.05%	7.46
4	2008		29	662,523	5.67%	6,659	4.66%	10.05
5	2009		26	806,174	6.90%	7,187	5.03%	8.91
6	2010		16	486,526	4.16%	4,213	2.95%	8.66
7	2011		17	625,485	5.35%	6,048	4.23%	9.67
8	2012		21	605,513	5.18%	6,781	4.75%	11.20
9	2013		18	428,805	3.67%	4,925	3.45%	11.49
10	2014		18	624,388	5.35%	7,147	5.00%	11.45
11	2015	+	59	2,974,755	25.46%	34,558	24.2%	11.62

TOTAL/WEIGHTED AVERAGE			247	8,206,292	70.24%	$85,372	59.77%	$10.40

ALL NON-ANCHOR LEASES (1)
1	2005		146	342,568	2.93%	$5,403	3.78%	$15.77
2	2006		215	582,604	4.99%	8,896	6.23%	15.27
3	2007		249	589,535	5.04%	9,754	6.83%	16.55
4	2008		235	665,965	5.70%	10,654	7.46%	16.00
5	2009		226	564,320	4.83%	9,502	6.65%	16.84
6	2010		105	293,247	2.51%	5,365	3.76%	18.30
7	2011		15	64,019	0.55%	977	0.69%	15.26
8	2012		29	94,420	0.81%	1,561	1.09%	16.54
9	2013		30	110,660	0.95%	2,428	1.70%	21.95
10	2014		21	81,331	0.70%	1,201	0.84%	14.77
11	2015	+	21	87,971	0.75%	1,712	1.20%	19.46

TOTAL/WEIGHTED AVERAGE			1,292	3,476,640	29.76%	$57,455	40.23%	$16.53

ALL LEASES
1	2005		151	456,499	3.91%	$6,565	4.59%	$14.38
2	2006		235	1,069,498	9.16%	12,667	8.87%	11.84
3	2007		267	980,833	8.39%	12,675	8.88%	12.92
4	2008		264	1,328,488	11.37%	17,313	12.12%	13.03
5	2009		252	1,370,494	11.73%	16,689	11.68%	12.18
6	2010		121	779,773	6.67%	9,578	6.71%	12.28
7	2011		32	689,504	5.90%	7,025	4.92%	10.19
8	2012		50	699,933	5.99%	8,342	5.84%	11.92
9	2013		48	539,465	4.62%	7,354	5.15%	13.63
10	2014		39	705,719	6.05%	8,348	5.84%	11.83
11	2015	+	80	3,062,726	26.21%	36,270	25.40%	11.84

TOTAL/WEIGHTED AVERAGE			1,539	11,682,932	100.00%	$142,826	100.00%	$12.23

(1)	Includes leases expiring on uncolsolidated property owned in a joint venture.
(2)	The Company defines anchors as single tenants which lease 10,000 square feet or more, non-anchors are defined as tenants which lease less than 10,000 square feet.
(3)	Annualized base rent for all leases in place at report date are calculated as follows: annualized current monthly base rents in-place.
(4)	Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

For the Three Months Ended March 31, 2005

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis)

New Lease Summary

	Number	GLA	Total Former Expiring Base Rent	Total New Base Rent
					Increase/(Decrease)
					Total Dollar	Percent

1Q2005	19	57,583	$928	$1,027	$99	11%
per square foot			$16.12	$17.83	$1.72

2005 Total	19	57,583	$928	$1,027	$99	11%
per square foot			$16.12	$17.83	$1.72

Renewal Lease Summary

	Number	GLA	Total Former Expiring Base Rent	Total New Base Rent
					Increase/(Decrease)
					Total Dollar	Percent

1Q2005	31	91,125	$1,225	$1,378	$153	13%
per square foot			$13.44	$15.13	$1.68

2005 Total	31	91,125	$1,225	$1,378	$153	13%
per square foot			$13.44	$15.13	$1.68

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

1st Quarter 2005 Leasing Activity

New Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	19	—	19
Gross Leasable Area (Sq.Ft.)	57,583	—	57,583
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.83	—	17.83

Renewals	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	30	1	31
Gross Leasable Area (Sq.Ft.)	76,125	15,000	91,125
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.83	6.50	15.13

Total New and Renewal Leases	Non- Anchors (1)	Anchors (1)	Total

Number of Leases	49	1	50
Gross Leasable Area (Sq.Ft.)	133,708	15,000	148,708
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.99	6.50	16.17

(1)	The Company defines anchors as single tenants which lease 10,000 square feet or more, non-anchors are defined as tenants which lease less than 10,000 square feet.

Same Store Net Operating Income Analysis (GAAP Basis)

The following schedule presents same store net operating income, which is the net operating income of properties owned in both the three and six months ended March 31, 2005 and 2004, along with other investment properties new operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include interest, depreciation, amortization, bad debt and general and administrative expenses.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2005 and 2004.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, income from operations.

	Three months ended March 31, 2005	Three months ended March 31, 2004	% Increase -Decreased
Rental and additional rental income:
“Same store” investment properties, 120 properties, approximately 10.3 million square feet	$42,584	42,306	0.7%
“Other investment properties”	2,321	5,187

Total rental and additional rental income	44,905	47,493

Property operating expenses:
“Same store” investment properties (excluding interest, depreciation, amortization and bad debt expense)	$14,823	13,387	10.7%
“Other investment properties” (excluding interest, depreciation, amortization and bad debt expense)	925	1,655

Total property operating expenses	15,748	15,042

Net operating income (rental and additional rental income less property operating expenses):
“Same store” investment properties	$27,761	28,919	-4.0%
“Other investment properties”	1,396	3,532

Total net operating income	29,157	32,451

Other income:
Lease termination income	54	—
Other property income	169	155
Other income	660	673

Other expenses:
Bad debt expense	(326)	(1,053)
Depreciation and amortization	(9,439)	(9,301)
Stock exchange listing expenses	(62)	—
General and administrative expenses	(2,011)	(1,713)
Interest expense	(10,183)	(10,588)
Minority interest	(254)	(216)
Equity in earnings of unconsolidated ventures	991	—
Income from operations	$8,756	10,408

Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate	Financial Occupancy	Anchors	Year Built / Renovated

02/11/05	Greentree Center	Caledonia	WI	159,268	$11,898	8.13%	100%	Pick-n-Save	1990-1991
03/07/05	Mapleview Shopping Center	Grayslake	IL	103,714	20,000	8.32%	95%	Jewel Foods	2000-2004
03/07/05	Showplace Theater Center	Crystal Lake	IL	94,860	20,750	7.20%	98%	Regal Theater	1999-2003
				357,842	$52,648

Dispositions

Date	Property	City	State	GLA Sq.Ft.	Sales Price	Gain on Sale

NONE

Properties Held for Sale

Date	Property	City	State	GLA Sq.Ft.

06/01/03	Dominick’s	Highland Park	IL	71,442
11/01/03	Walgreens	Woodstock	IL	15,856
04/19/04	Wauconda Shopping Ctr.	Wauconda	IL	31,357
04/19/04	Sequoia Shopping Ctr.	Milwaukee	WI	35,407
05/17/04	Calumet Square	Calumet City	IL	37,656
05/17/04	Crestwood Plaza	Crestwood	IL	20,044
12/07/04	Walgreens	Decatur	IL	13,500

				225,262

Unconsolidated Joint Ventures

Venture with Crow Holdings

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

9/23/04	INCH III/Hastings, LLC	Hastings Marketplace	Hastings	MN	97,535	50.0%	$1,630	$4,890

Debt Schedule
Mortgagee	Rate / Type	Maturity	Balance

Principal Life Insurance	5.21% Fixed	October 2009	$9,780

Venture with New York State Teacher’s Retirement Systems

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$3,668	$2,738
12/03/04	IN Retail Fund, LLC	Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	4,268	2,830
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,583	50.0%	7,706	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	117,000	50.0%	5,504	5,900
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,774	50.0%	5,726	7,500
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,201	50.0%	11,222	6,765

					921,623		$38,094	$34,483

Debt Schedule
Mortgagee	Rate / Type	Maturity	Balance

Allstate	7.26% Fixed	February 2005	$5,477
Allstate	7.38% Fixed	January 2006	5,660
Allstate	4.84% Fixed	December 2009	11,800
Bear Stearns Funding, Inc	6.50% Fixed	September 2006	13,530
LaSalle Bank N.A.	4.94 % Variable	December 2007	17,500
LaSalle Bank N.A.	4.94% Fixed	January 2005	15,000

Total / Weighted Average	5.61%		$68,967

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

	March 31, 2005	December 31, 2004
Balance Sheet:

Cash	$39,935	38,991
Investment in real estate, net	131,611	132,391
Acquired lease intangibles, net	23,042	23,748
Accounts and rents receivable	2,178	2,096
Restricted cash	711	575
Leasing commissions, net	184	—
Loan fees, net	188	96
Other assets	193	117

Total assets	$198,042	198,014

Accounts payable and accrued expenses	834	478
Security deposits	218	283
Mortgage payable	78,747	69,484
Acquired lease intangibles	2,599	2,846
Other liabilities	4,112	4,810

Member’s Equity	111,532	120,113

Total liabilities and equity	$198,042	198,014

Unconsolidated joint ventures had mortgages payable of $78,747 and $69,484 as of March 31, 2005 and December 31, 2004, respectively.  The Company’s proportionate share of these loans was $39,373 as of March 31, 2005, and $34,742 as of December 31, 2004. As the debt is non-recourse, the Company is only liable up to its investment in the joint ventures.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2005

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations

	March 31, 2005	March 31, 2004

Revenues:
Rental income	$3,591	—
Tenant recoveries	1,729	—

Total revenues	5,320	—

Expenses:
Property operating expenses	1,005	—
Real estate tax expense	1,157	—
Bad debt expense	19	—
Depreciation and amortization	1,414	—

Total expenses	3,595	—

Operating income	1,725	—

Other income	258	—
Interest expense	(990)	—
Income from continuing operations	$993	—

IRC’s pro rata share	$632	—

Inland Real Estate Corporation
Supplemental Financial Information
As of March 31, 2005

Property List

As of March 31, 2005, we owned, outright or through joint ventures, 143 investment properties, comprised of 28 single-user retail properties, 90 Neighborhood Retail Centers and 25 Community Centers.  These investment properties are located in the states of Florida (1), Illinois (96), Indiana (7), Michigan (1), Minnesota (26), Missouri (1), Ohio (3), Tennessee (1) and Wisconsin (7).  Tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Ameritech Joliet, IL	4,504	05/97	1995	100%	1		None

Bakers Shoes Chicago, IL	20,000	09/98	1891	100%	1		Bakers Shoes

Bally’s Total Fitness St. Paul, MN	43,000	09/99	1998	100%	1		Bally’s Total Fitness

Carmax Schaumburg, IL	93,333	12/98	1998	100%	1		Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	1		Carmax

Circuit City Traverse City, MI	21,337	01/99	1998	100%	0	(b)	None (b)

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	1		Cub Foods

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	1		Cub Foods

Cub Foods Hutchinson, MN	60,208	01/03	1999	100%	0	(b)	Cub Foods (b)

Cub Foods Indianapolis, IN	67,541	03/99	1991	100%	0	(b)	Cub Foods (b)

Cub Foods Plymouth, MN	67,510	03/99	1991	100%	1		Cub Foods

Disney Celebration, FL	166,131	07/02	1995	100%	1		Walt Disney World

Dominick’s Countryside, IL	62,344	12/97	1975 / 2001	100%	1		Dominick’s Finer Foods

Dominick’s Glendale Heights, IL	68,879	09/97	1997	100%	1		Dominick’s Finer Foods

Dominick’s Hammond, IN	71,313	05/99	1999	100%	1		Dominick’s Finer Foods

Dominick’s Highland Park, IL	71,442	06/97	1996	0%	0	(d)	None

Inland Real Estate Corporation
Supplemental Financial Information

As of March 31, 2005

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Dominick’s Schaumburg, IL	71,400	05/97	1996	100%	1		Dominick’s Finer Foods

Dominick’s West Chicago, IL	78,158	01/98	1990	0%	0		None

Eckerd Drug Store Chattanooga, TN	10,908	05/02	1999	100%	1		Eckerd Drug Store

Hollywood Video Hammond, IN	7,488	12/98	1998	100%	1		Hollywood Video

Michael’s Coon Rapids, MN	24,240	07/02	2001	100%	1		Michael’s

Petsmart Gurnee, IL	25,692	04/01	1997	100%	1		Petsmart

Riverdale Commons Outlot Coon Rapids, MN	6,566	03/00	1999	100%	1		None

Staples Freeport, IL	24,049	12/98	1998	100%	1		Staples

United Audio Center Schaumburg, IL	9,988	09/99	1998	100%	1		Tweeter Home
							Entertainment

Walgreens Decatur, IL	13,500	01/95	1988	100%	1	(d)	Walgreens (c)

Walgreens Jennings, MO	15,120	10/02	1996	100%	1		Walgreens (c)

Walgreens Woodstock, IL	15,856	06/98	1973	100%	1	(d)	Walgreens (c)

22nd Street Plaza Outlot Oakbrook Terrace, IL	10,052	11/97	1985	65%	1		None

Aurora Commons Aurora, IL	126,908	01/97	1988	98%	24		Jewel Food Stores
							Kimco Realty Corp

Baytowne Shoppes/Square Champaign, IL	118,842	02/99	1993	99%	19		Staples
							Berean Bookstore
							Petsmart
							Famous Footwear
							Factory Card Outlet

Berwyn Plaza Berwyn, IL	18,138	05/98	1983	26%	4		None

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	100%	14		Linens & Things
							Barnes & Noble
							Dress Barn
							Dominicks
							Kohl’s
							Target

Brunswick Market Center Brunswick, OH	119,540	12/02	1997 / 1998	91%	15		Tops

Burnsville Crossing Burnsville, MN	91,015	09/99	1989	99%	13		Schneiderman’s Furniture
							Petsmart

Butera Market Naperville, IL	67,632	03/95	1991	100%	14		Butera

Byerly’s Burnsville Burnsville, MN	72,365	09/99	1988	100%	7		Byerly’s Food Store
							Erik’s Bike Shop

Calumet Square Calumet City, IL	37,656	06/97	1967 / 1994	100%	1	(d)	Aronson Furniture

Caton Crossing Plainfield, IL	83,792	06/03	1998	93%	15		Cub Foods

Cliff Lake Center Eagan, MN	73,582	09/99	1988	96%	38		Cub Foods
							Target

Cobblers Crossing Elgin, IL	102,643	05/97	1993	96%	16	(f)	Jewel Foods Stores

Crestwood Plaza Crestwood, IL	20,044	12/96	1992	68%	1	(d)	Pocket Billiards

Deer Trace Kohler, WI	149,881	07/02	2000	98%	10		Elder Beerman
							TJ Maxx
							Michael’s
							Famous Footwear

Deer Trace II Kohler, WI	24,410	08/04	2003/2004	100%	8		None

Downers Grove Market Downers Grove, IL	104,449	03/98	1998	99%	13		Dominick’s Finer Foods

Eastgate Shopping Ctr Lombard, IL	132,145	07/98	1959 / 2000	95%	35	(b)	Schroeder’s Ace Hardware

Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	100%	16	(b)	Knowlan’s Super Market

Elmhurst City Center Elmhurst, IL	39,090	02/98	1994	97%	12		Walgreens (c)

Fashion Square Skokie, IL	84,580	12/97	1984	96%	16	(b)	Cost Plus World Market
							Office Depot

Fashion Square II Skokie, IL	7,151	11/04	1984	100%	2		None

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	100%	10	(b)	Cub Foods

Four Flaggs Annex Niles, IL	21,425	11/02	1973 / 2001	100%	5		Factory Card Outlet

Gateway Square Hinsdale, IL	40,170	03/99	1985	100%	19		None

Goodyear Montgomery, IL	12,903	09/95	1991	100%	3		None

Grand and Hunt Club Gurnee, IL	21,222	12/96	1996	100%	3		None

Greentree Outlot Caledonia, WI	6,000	2/05	1993	100%	1		None

Hartford Plaza Naperville, IL	43,762	09/95	1995	100%	9	(b)	The Tile Shop

Hastings Marketplace Hastings, MN	97,535	02/04	2002	96%	10	(e)	Cub Foods

Hawthorn Village Vernon Hills, IL	98,806	08/96	1979	100%	21		Dominick’s Finer Foods
							Walgreens

Hickory Creek Marketplace Frankfort, IL	55,831	08/99	1999	94%	24		None

High Point Center Madison, WI	86,004	04/98	1984	88%	22		Pedro’s Mexican Restaurant

Homewood Plaza Homewood, IL	19,000	02/98	1993	100%	1		None

Iroquois Center Naperville, IL	140,981	12/97	1983	65%	24		Sears Logistics Services
							Xilin Association

Joliet Commons Ph II Joliet, IL	40,395	02/00	1999	79%	2		Office Max

Mallard Crossing Elk Grove Village, IL	82,929	05/97	1993	100%	12		Food 4 Less

Mankato Heights Mankato, MN	139,916	04/03	2002	100%	20		TJ Maxx
							Michael’s
							Old Navy
							Pier One
							Famous Footwear

Maple Grove Retail Maple Grove, MN	79,130	09/99	1998	97%	5		Roundy’s
							Target

Maple Plaza Downers Grove, IL	31,196	01/98	1988	100%	12		None

Mapleview Grayslake, IL	103,838	3/05	2000	95%	12		Jewel Food Store

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Marketplace at 6 Corners Chicago, IL	117,000	11/98	1997	100%	6	(f)	Jewel Food Store
							Marshall’s
							Sears

Medina Marketplace Medina, OH	72,781	12/02	1956 / 1999	100%	8		Tops

Mundelein Plaza Mundelein, IL	68,056	03/96	1990	100%	8		Sears

Nantucket Square Schaumburg, IL	56,981	09/95	1980	94%	18	(b)	Cue-Can-Do

Naper West Ph II Naperville, IL	50,000	10/02	1985	73%	1		JoAnn Fabrics

Niles Shopping Center Niles, IL	26,109	04/97	1982	83%	6		None

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	99%	14	(b)	Dominick’s Finer Foods
							Murray’s Discount Auto

Oak Forest Commons Ph III Oak Forest, IL	7,424	06/99	1999	88%	4	(b)	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	100%	4		None

Orland Greens Orland Park, IL	45,031	09/98	1984	100%	15		Dominick’s

Orland Park Retail Orland Park, IL	8,500	02/98	1997	100%	3		None

Park Place Plaza St. Louis Park, MN	84,999	09/99	1997	100%	14		Office Max
							Petsmart

Park Square Brooklyn Park, MN	137,116	08/02	1986 / 1988	55%	19	(b)	Fashion Bug

Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	2		None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	11		Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	3		None

Regal Showplace Crystal Lake, IL	94,860	03/05	1998	96%	1		Regal Cinema

Regency Point Lockport, IL	54,841	04/96	1993 / 1995	100%	18		9th Street Fitness
							Ace Hardware

Riverplace Center Noblesville, IN	74,414	11/98	1992	98%	11	(b)	Kroger
							Fashion Bug

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

River Square S/C Naperville, IL	58,260	06/97	1988	92%	22		None

Rochester Marketplace Rochester, MN	69,914	09/03	2001 / 2003	91%	15		Staples
							Audio King
							Famous Footwear

Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	3		Binny’s

Rose Plaza East Naperville, IL	11,658	01/00	1999	100%	5		None

Rose Plaza West Naperville, IL	14,335	09/99	1997	100%	5		None

Salem Square Countryside, IL	112,310	08/96	1973 / 1985	100%	7		TJ Maxx
							Marshall’s

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	91%	10		Sears Hardware

Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	8		Linens and Things
							DSW Shoe Warehouse
							Pier 1 Imports

Sears Montgomery, IL	34,300	06/96	1990	100%	6		Sears Hardware

Sequoia Shopping Center Milwaukee, WI	35,407	06/97	1988	76%	11	(d)	None

Shakopee Valley Shakopee, MN	146,430	12/02	2000 / 2001	100%	14		Kohl’s
							Office Max
							Target

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100%	14		None

Shingle Creek Brooklyn Center, MN	39,456	09/99	1986	85%	18		Target

Shoppes of Mill Creek Palos Park, IL	102,422	03/98	1989	100%	23	(f)	Jewel Food Stores

Shops at Coopers Grove Country Club Hills, IL	72,518	01/98	1991	18%	6		None

Six Corners Chicago, IL	80,650	10/96	1966	73%	5	(b)	Chicago Health Clubs

Spring Hill Fashion Ctr West Dundee, IL	125,198	11/96	1985	89%	18		Pier One
							TJ Maxx
							Michaels Stores

St. James Crossing Westmont, IL	49,994	03/98	1990	97%	21	(b)	None

Stuart’s Crossing St. Charles, IL	85,529	07/99	1999	98%	8		Jewel Food Stores

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Terramere Plaza Arlington Heights, IL	40,965	12/97	1980	86%	19	(b)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	100%	22		Jewel Food Stores

Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	100%	10		Marshall’s
							Kohl’s

University Crossing Mishawaka, IN	136,430	10/03	2003	100%	22	(b)	Marshall’s
							Babies R Us
							Petco
							Famous Footwear
							Dollar Tree Stores
							Pier 1 Imports
							Target

V. Richard’s Plaza Brookfield, WI	107,952	02/99	1985	97%	23		V. Richards Market
							Guitar Center
							Pedro’s Mexican Restaurant

Wauconda Shopping Ctr Wauconda, IL	31,357	05/98	1988	100%	3	(d)	Sears Hardware

West River Crossing Joliet, IL	32,452	08/99	1999	100%	17	(b)	None

Western & Howard Chicago, IL	11,974	04/98	1985	100%	3		None

Wilson Plaza Batavia, IL	11,160	12/97	1986	88%	7		None

Winnetka Commons New Hope, MN	42,415	07/98	1990	93%	17	(b)	Walgreens (b) (c)

Wisner/Milwaukee Plaza Chicago, IL	14,677	02/98	1994	100%	4		None

Woodland Heights Streamwood, IL	120,436	06/98	1956	90%	14		Jewel Food Stores

Bergen Plaza Oakdale, MN	272,233	04/98	1978	98%	37	(b)	K-Mart
							Roundy’s
							Petco

Century Plaza Merrillville, IN	314,647	02/01	2003	51%	7		Burlington Coat Factory

Chatham Ridge Chicago, IL	175,774	02/00	1999	94%	25	(f)	Cub Foods
							Marshall’s
							Bally Total Fitness

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Chestnut Court Darien, IL	170,027	03/98	1987	89%	22		Stein Mart
							Just Ducky
							Powerhouse Gym
							Loyola Univ Medical Ctr
							Factory Card Outlet

Crystal Point Crystal Lake, IL	358,423	07/04	1976/1990’s	100%	16		Best Buy
							K-Mart
							Bed, Bath & Beyond
							The Sports Authority
							Cost Plus
							Ace Hardware
							Borders Books
							Office Depot

Four Flaggs Niles, IL	306,661	11/02	1973 / 1998	99%	24	(b)	Wickes Furniture
							Jewel Food Stores
							Rhodes
							Office Depot
							REI
							Petsmart
							Jo-Ann Fabrics
							Books-A-Million
							Women’s Workout World

Greentree Center Caledonia, WI	157,998	02/05	1990	93%	9		Roundy’s
							K-Mart

Joliet Commons Joliet, IL	158,922	10/98	1995	100%	16		Cinemark
							Petsmart
							Barnes & Noble
							Old Navy
							MC Sports
							La-Z Boy Showcase Shop
							Hometown Buffet
							Target

Lake Park Plaza Michigan City, IN	229,639	02/98	1990	98%	18	(b)	Wal-Mart
							Valuland (b)
							Jo Ann Fabrics
							Factory Card Outlet

Lansing Square Lansing, IL	233,508	12/96	1991	98%	17	(b)	Sam’s Club
							Office Max
							Babies R Us
							Jeepers

Maple Park Place Bolingbrook, IL	227,795	01/97	1992	97%	26		Powerhouse Gym
							Office Depot
							JoAnn Fabrics
							Sportmart
							Best Buy
							Rubloff

Naper West Naperville, IL	164,812	12/97	1985	89%	28	(b)	TJ Maxx
							Barrett’s Home Theater Store
							Venture

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Park Center Plaza Tinley Park, IL	194,599	12/98	1988	99%	33	(b)	Cub Foods
							Bally’s Total Fitness
							The Furniture Box
							Bud’s Sport Place
							Chuck E. Cheese
							Old Country Buffet

Pine Tree Plaza Janesville, WI	187,413	10/99	1998	97%	22		Gander Mountain
							TJ Maxx
							Staples
							Michaels Stores
							Old Navy LLC
							Petco
							Famous Footwear

Quarry Retail Minneapolis, MN	281,648	09/99	1997	100%	16		Home Depot
							Roundy’s
							Petsmart
							Office Max
							Old Navy LLC
							Party City
							Target

Randall Square Geneva, IL	216,485	05/99	1999	99%	26	(f)	Bed, Bath & Beyond
							Marshall’s Dept Stores
							Petsmart
							Michael’s Stores
							The Gap
							Factory Card Outlet
							Shoe Carnival

Riverdale Commons Coon Rapids, MN	168,277	09/99	1998	100%	17		Roundy’s
							Wickes Furniture
							Office Max
							Petco
							Party City
							Target

Rivertree Court Vernon Hills, IL	298,862	07/97	1988	98%	42		Best Buy
							Kerasotes Theaters LLC
							Office Depot
							TJ Maxx
							Petsmart
							Michaels Stores
							Harlem Furniture
							Ulta Salon
							Olive Garden
							Old Country Buffet

Shops at Orchard Place Skokie, IL	165,141	12/02	2000	90%	17		Best Buy
							DSW Shoe Warehouse
							Ulta Salon
							Pier 1 Imports
							Petco
							Walter E. Smithe

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy	Current No. of Tenants		Anchor Tenants (a)

Springboro Plaza Springboro, OH	154,034	11/98	1992	100%	5		K-Mart
							Kroger

Thatcher Woods River Grove, IL	193,313	04/02	1969 / 1999	98%	20		Dominick’s Finer Foods
							A.J. Wright
							Hanging Garden Banquets
							Olson’s Ace Hardware
							Binny’s Beverage Depot
							Walgreens

Village Ten Coon Rapids, MN	211,568	08/03	2002	98%	12	(b)	Lifetime Fitness
							Cub Foods
							Dollar Tree Stores

Woodfield Commons E/W Schaumburg, IL	207,583	10/98	1973	92%	16	(f)	Toys R Us
			1975				Comp USA
			1997				Tower Records
							Cost Plus
							Party City
							Luna Carpets
							Discovery Clothing

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	94%	9		Kohl’s
							Jo Ann Fabrics
							Barnes & Noble
							Joseph A. Banks Clothiers

Woodland Commons Buffalo Grove, IL	170,398	02/99	1991	97%	36		Dominick’s Finer Foods
							Harris Bank
							Jewish Community Center

Total	12,669,389			94%

(a)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.

(b)

We continue to receive rent from tenants who have vacated but are still obligated under their lease terms. These tenants continue to pay an amount equal to the contractual obligations under their lease.

(c)	Beginning with the earlier date listed, pursuant to the terms of each lease, the tenant has a right to terminate prior to the lease expiration date.

(d)	As of March 31, 2005, this property was held for sale.

(e)	Single property joint venture with Crow Holdings.

(f)	Joint Venture with the New York State Teacher’s Retirement System.